MARKETABLE SECURITIES (Schedule of Fair Value, Amortized Cost and Gross Unrealized Holding Gains of Available-for-sale Securities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
MARKETABLE SECURITIES [Abstract]
Total	$ 37,230
Amortized cost	37,355
unrealized holding gains	32
unrealized holding losses	$ 157